Exhibit 3.1

ROSS MILLER
Secretary of State                                        Document Number
206 North Carson Street                                   20100114168-54
Carson City, Nevada 89701-4298                            Filing Date and Time
(775) 684-5708                                            02/23/2010 3:45 PM
Website: secretaryofstate.biz                             Entity Number
                                                          E0079682010-9

                                                          Filed in the office of
                                                          /s/ Ross Miller
                                                          Ross Miller
                                                          Secretary of State
                                                          State of Nevada

                            ARTICLES OF INCORPORATION
                              (PURSUANT TO NRS 78)

1. Name of Corporation:       Verve Ventures Inc.

2. Resident Agent Name &
   Street Address:           Nevada 123 (Commercial Registered Agent)
                             297 Kingsbury Grade, Suite 150, Mailbox 4470
                             Lake Tahoe (Stateline) Nevada, 89449-4470

..                            Shares: Number of Shares with par value: 75,000,000
                                     Par value: $.001
                             Number of Shares without par value:

4. Name & Address of Board
   Of Directors/Trustees:    Leslie Clitheroe
                             32, Tewkesbury Close
                             Poynton, Cheshire
                             SK11QJ

                             Christopher, Peter, Clitheroe
                             33 Turnberry Drive
                             Wimslow, Cheshire
                             SK92QW

5. Purpose:                  All lawful business


6. Name, Address & Signature
   Of Incorporator:          Terry Wells                         /s/ Terry Wells
                             4231 Dant Blvd.
                             Reno, NV 89509-1020


7. Certificate of Acceptance I hereby accept appointment as Resident Agent Of Appointment of Resident for the above named corporation. Agent:

                                  /s/ Terry Wells                     02-23-2010
                                  Authorized Signature of R.A.           Date